Exhibit 10(xx)

REGISTRATION RIGHTS AGREEMENT
by and among
SOLUTIA, INC.
and
THE HOLDERS SET FORTH HEREIN
Dated as of November 19, 2007

i

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of November 19, 2007, is made by and among (i) subject to the entry of the Agreement Order (as defined below), Solutia, Inc., a Delaware corporation (as debtor-in-possession and a reorganized debtor, as applicable, the “Company”), and (ii) the parties identified as “Backstop Investors” on the signature pages hereto and any parties identified on the signature pages of any Joinder Agreements (as defined below) executed and delivered pursuant to Section 12.3 hereto (each, including the Backstop Investors, a “Holder” and, collectively, the “Holders”).

RECITALS

WHEREAS, in connection with the consummation of the transactions contemplated by that certain Commitment Agreement, dated as of October 15, 2007 (the “Commitment Agreement”), by and among the Company and each of the Backstop Investors has agreed to acquire shares of New Common Stock (as defined below) in accordance with the provisions of the Commitment Agreement; and

WHEREAS, in consideration of the Backstop Investors’ commitment to purchase shares of the New Common Stock pursuant to and on the terms and conditions set forth in the Commitment Agreement, the Company has agreed to enter into a registration rights agreement with respect to all of the shares of New Common Stock held or acquired by the Holders.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein and in the Commitment Agreement and Amended Plan (as defined below), and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I.

DEFINITIONS

For purposes of this Agreement, the following terms have the following meanings:

“Affiliate” has the meaning given to that term pursuant to Rule 12b-2 under the Exchange Act.

“Agreement” has the meaning given to that term in the introductory paragraph hereof.

“Agreement Order” means the order of the Bankruptcy Court granting the motion to approve this Agreement and related relief.

“Amended Plan” means the Debtors’ Fifth Amended Joint Plan of Reorganization attached as Exhibit A to the related Disclosure Statement, as approved by Order of the Bankruptcy Court entered on October 19, 2007, as it may be amended or supplemented from time to time.

“Bankruptcy Code” means Chapter 11, Title 11 of the United States Code, 11 U.S.C. 101 et seq.

“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of New York administering the Company’s bankruptcy case under the Bankruptcy Code together with the applicable district court, to the extent district court approval of the Amended Plan, or any transactions contemplated therein, is sought or required.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure.

“Blackout Period” means any period during which, in accordance with Article VI hereof, the Company is not required to effect the filing of a Registration Statement or is entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement and/or the use of any resale Prospectus.

“Business Day” means any day, other than a Saturday or Sunday, on which banking institutions in New York, New York, are open.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning given to that term in the introductory paragraph hereof.

“Company Indemnified Person” shall have the meaning given to that term in Section 8.2 of this Agreement.

“control” has the meaning given to that term under Rule 405 under the Securities Act (and “controlled” and “controlling” shall have correlative meanings).

“Effective Date” means each effective date or deemed effective date under the Securities Act of any Registration Statement or any post-effective amendment thereto.

“Commitment Agreement” has the meaning given that term in the recitals hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Free Writing Prospectus” means a free writing prospectus as defined in Rule 405 under the Securities Act relating to the Registrable Securities included in the applicable registration.

“Holder” and “Holders” have the meanings given to those terms in the introductory paragraph hereof.

“Holder Indemnified Person” shall have the meaning given to that term in Section 8.1 of this Agreement.

“Holder Shelf Offering” has the meaning given to that term in Section 3.2(a) of this Agreement.

“Indemnified Person” has the meaning given to that term in Section 8.3 of this Agreement.

“Indemnifying Person” has the meaning given to that term in Section 8.3 of this Agreement.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus as defined in Rule 433 under the Securities Act.

“Joinder Agreement” has the meaning given to that term in Section 12.3 of this Agreement.

“Lock-Up Period” has the meaning given to that term in Section 4.2(d) of this Agreement.

“Material Adverse Effect” has the meaning given to that term in Section 2.1(a) of this Agreement.

“Monsanto Registration Rights Agreement” means the registration rights agreement to be entered into between the Company and Monsanto Company as contemplated by the Shelf Registration Statement and the Amended Plan.

“NASD” has the meaning given to that term in Section 7.1(m) of this Agreement.

“NASDAQ” means the NASDAQ National Market.

“New Common Stock” means the shares of new common stock of the Company issued on and after the effective date of the Amended Plan and any additional shares of common stock paid, issued or distributed in respect of any such shares by way of a stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation, or otherwise.

“NYSE” means the New York Stock Exchange.

“Other Stockholders” means any Person (other than the Holders) having rights to participate in a registration of the New Common Stock.

“Person” means any individual, corporation, general or limited partnership, limited liability company, joint venture, trust or other entity or association, including without limitation any governmental authority.

“Piggyback Notice” has the meaning given to that term in Section 5.1 of this Agreement.

“Piggyback Registration” has the meaning given to that term in Section 5.1 of this Agreement.

“Preliminary Prospectus” has the meaning given to that term in Section 2.1(l) of this Agreement.

“Prospectus” means the prospectus relating to the Registrable Securities included in the applicable Registration Statement, and any such prospectus as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Questionnaire” has the meaning given to that term in Section 3.2(a) of this Agreement.

“Registrable Securities” means at any time (i) any shares of New Common Stock owned beneficially or of record by a Holder, and (ii) any shares of New Common Stock or other securities issued or issuable in respect of the New Common Stock which additional shares were paid, issued or distributed in respect of any shares of New Common Stock by way of stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation, or otherwise; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) the date on which the securities are disposed of pursuant to an effective registration statement under the Securities Act; (ii) the date on which the securities are disposed of pursuant to Rule 144 (or any successor provision) under the Securities Act; (iii) the date that all of such securities held by a Holder are eligible to be disposed of pursuant to Rule 144 or any successor thereto in a single transaction by such Holder; and (iv) the date on which the securities cease to be outstanding.

“Registration Expenses” has the meaning given to that term in Section 7.4(a) of this Agreement.

“Registration Statement” means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Required Period” means four years following the later of (i) the Effective Date of the Shelf Registration Statement and (ii) the effective date of Amended Plan, in each case as such period may be extended pursuant to Section 6.2 and Section 7.3.

“Rule 144” means Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Selling Holder” means, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

“Selling Holder Information” has the meaning given to that term in Section 3.2(a) of this Agreement.

“Shelf Registration Statement” means the Registration Statement on Form S-3 filed by the Company pursuant to Rule 415 of the Securities Act relating to the Registrable Securities on October 26, 2007 and any new Registration Statement filed during the Required Period pursuant to Section 415(a)(5) of the Securities Act relating to the Registrable Securities.

“Subsidiary” or “Subsidiaries” means the direct and indirect subsidiaries of the Company.

“Syndication Agreement” has the meaning given to such term in the recitals hereof.

“Underwritten Registration” or “Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 2.1  Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, each Holder as set forth below, (i) with respect to Sections 2.1(a), (b), (c), (f),(g), (l) and (m), as of the date hereof and (ii) with respect to all other representations and warranties not expressly limited as to their date, as of each Effective Date:

(a) Incorporation and Qualification.  The Company and each of its Subsidiaries is a legal entity duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, with the requisite power and authority to own its properties and conduct its business as currently conducted, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent the failure to be so organized, validly existing, qualified or in good standing has not had or would not reasonably be expected to have, a Material Adverse Effect. For purposes of this Agreement, a “Material Adverse Effect” shall mean any circumstance, change in or effect on the Company and the Company’s Subsidiaries, taken as a whole, that individually or in the aggregate with all other circumstances, changes in or effects on the Company and the Company’s Subsidiaries, taken as a whole, is or is reasonably likely to be materially adverse to the busi ness, operations, assets or liabilities (including without limitation contingent liabilities), results of operations or the conditions (financial or otherwise) of the Company and the Company’s Subsidiaries taken as a whole; provided, however, that none of the following shall be deemed, either alone or in combination, to constitute a Material Adverse Effect: (i) changes in any statute, rule or regulation after the date hereof, (ii) changes generally affecting the industries in which the Company and its Subsidiaries operate, (iii) changes in laws, GAAP or accounting principles, and (iv) changes after the date hereof resulting from the announcement or the existence of, or compliance with, this Agreement or the Settlement Term Sheet, or the announcement of the Rights Offering, the Amended Plan or any of the other transactions contemplated hereby or thereby; provided, further, that any circumstance, change or effect described in clauses (i), (ii), (iii) or (iv) shall not, either alone or in combination, constitute a “Material Adverse Effect” only if the impact of such circumstance, change or effect on the Company and its Subsidiaries, taken as a whole, is not materially disproportionate as compared to its impact on other participants in the industries in which the Company and its Subsidiaries operate.

(b) Corporate Power and Authority.  The Company has the requisite corporate power and authority to enter into, execute and deliver this Agreement and, subject to entry of the Agreement Order and the expiration, or waiver by the Bankruptcy Court, of any applicable waiting period set forth in the Bankruptcy Rules, respectively, to perform its obligations hereunder. The Company has taken all necessary corporate action required for the due authorization, execution, delivery and performance by it of this Agreement.

(c) Execution and Delivery; Enforceability.  This Agreement has been duly and validly executed and delivered by the Company, and, upon the entry of the Agreement Order and the expiration, or waiver by the Bankruptcy Court, of any applicable waiting period set forth in the Bankruptcy Rules, this Agreement will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(d) Authorized Capital Stock.  The authorized capital stock of the Company conforms in all material respects to the authorized capital stock set forth in the Registration Statement and Preliminary Prospectus and the issued and outstanding shares of capital stock of the Company conforms in all material respects to the description set forth in the Registration Statement and Preliminary Prospectus.

(e) Issuance.  All outstanding shares of New Common Stock have been duly and validly issued, are fully paid and non-assessable, and are free and clear of all taxes, liens, pre-emptive rights, rights of first refusal, subscription and similar rights.

(f) No Conflict.  Subject to the entry of the Agreement Order and the expiration, or waiver by the Bankruptcy Court, of any applicable waiting period set forth in the Bankruptcy Rules, the execution and delivery by the Company of this Agreement and compliance by the Company with all of the provisions hereof and the consummation of the transactions contemplated hereby (i) will not conflict with or result in a breach or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result in the acceleration of, or the creation of any lien under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) will not result in any violation of the provisions of the certificate of incorporation or bylaws of the Company included in the Amended Plan and as applicable to the Company from and after the Effective Date and (iii) will not result in any material violation of, or any termination or material impairment of any rights under, any statute or any license, authorization, injunction, judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except in any such case described in subclause (i) or (iii) as have been described in an effective Registration Statement or as will not have and are not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(g) Consents and Approvals.  No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties is required for the execution and delivery by the Company of this Agreement and performance of and compliance by the Company with all of the provisions hereof and the consummation by the Company of the transactions contemplated hereby, except (i) the entry of the Agreement Order and the expiration, or waiver by the Bankruptcy Court, of any applicable waiting period set forth in the Bankruptcy Rules, (ii) the registration under the Securities Act of the Registrable Securities contemplated hereby and (iii) such consents, approvals, authorizations, registrations or qualifications (w) as may be required under NYSE or NASDAQ rules and regulations in order to consummate the transactions contemplated herein, (x) as may be required under state securities or Blue Sky laws in connection with the sale of the shares of New Common Stock by the Holders, (y) as have been described in an effective Registration Statement or (z) the absence of which will not have or are not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(h) Exchange Act Documents.  The documents incorporated by reference in the Registration Statement or the Preliminary Prospectus, when they became effective or were filed with the SEC, as the case may be, conformed in all material respects to the requirements of the Exchange Act and, when read together with the other information included or incorporated by reference in the Registration Statement, at the time the Registration Statement became effective or the date of such Preliminary Prospectus, none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement or the Preliminary Prospectus, when such documents become effective or are filed with the SEC, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not, when read together with the other information included or incorporated by reference in the Registration Statement and the Preliminary Prospectus, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Issuer Free Writing Prospectus.  Each Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Effective Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by such Holder expressly for use in any Issuer Free Writing Prospectus.

(j) Preliminary Prospectus.  Each Preliminary Prospectus, at the time of filing thereof, will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty to an Holder with respect to any statements or omissions made in each such Preliminary Prospectus in reliance upon and in conformity with information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Preliminary Prospectus. As used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before it becomes effective, any prospectus filed with the SEC pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement, at the time of their respective effectiveness.

(k) Registration Statement and Prospectus.  As of the Effective Date of a Registration Statement, such Registration Statement complies in all material respects with the Securities Act, and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the applicable filing date of the Prospectus and any amendment or supplement thereto, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty to a Holder with respect to any statements or omissions made in such Registration Statement or Prospectus or amendment or supplement thereto in reliance upon and in conformity with information relating to such Holder furnished to the Company in writing by such Holder expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

(l) No Registration Rights.  Except (i) to the extent covered by the Registration Statement and the Preliminary Prospectus and (ii) with respect to rights granted un der this Agreement or the Monsanto Registration Rights Agreement, no Person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the Securities Act or will have the right to require the Company or any of its Subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the SEC.

(m) The Company is not aware of any facts or circumstances that would prevent the Shelf Registration Statement from being declared effective on the effective date of the Amended Plan.

ARTICLE III.

SHELF REGISTRATION

Section 3.1  Shelf Registration Statement.  The Company has filed the Shelf Registration Statement with the SEC on October 26, 2007 and will use its reasonable best efforts to (i) file an amendment to the Shelf Registration Statement on or prior to two Business Days prior to the effective date of the Amended Plan and (ii) cause the Shelf Registration Statement to be declared effective by the SEC no later than the effective date of Amended Plan on an appropriate form under the Securities Act relating to the offer and sale of the Registrable Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act. Once the Shelf Registration Statement is declared effective by the SEC, the Company shall use its reasonable best efforts to cause the Shelf Registration Statement to remain continually effective, supplemented and amended, and not subject to any stop order, injunction or similar order or requirement of the SEC, until the earlier of (a) the expiration of the Required Period or (b) the date on which all Registrable Securities shall cease to be Registrable Securities. The Company’s obligations under this Section 3.1 are subject to the provisions of Article VI.

Section 3.2  Shelf Registration Procedures.

(a) During the Required Period, any Holder shall be entitled, subject to the remainder of this Section 3.2, to register all or any part of its Registrable Securities for sale pursuant to the Shelf Registration Statement and to sell all or any part of the Registrable Securities registered on behalf of such Holder pursuant to the Shelf Registration Statement (“Holder Shelf Offering”). Notwithstanding any other provision of this Agreement, no Holder may include any of its Registrable Securities in a Holder Shelf Offering pursuant to this Agreement unless the Holder shall provide to the Company a fully completed notice and questionnaire in substantially the form set forth in Exhibit A hereto (the “Questionnaire”) and such other information in writing as may be reasonably requested by the Company pursuant to Section 7.2 (the “Selling Holder Information”). In order to be named as a selling securityholder in the Shelf Registration Statement or Prospectus at the time it initially becomes effective under the Securities Act, each Holder must no later than three Business Days prior to the Effective Date of the Shelf Registration Statement, which will be at least 15 days following notice by the Company of the expected initial Effective Date (the “Company Registration Notice”), furnish in writing the completed Questionnaire and such other Selling Holder Information that the Company may reasonably request in writing, if any, to the Company. The Company Registration Notice shall set forth (1) the expected Effective Date of the Shelf Registration Statement and (2) the date by which Holders must return a completed Questionnaire in order to be named as selling securityholders in the Shelf Registration Statement. In addition, if such Company Registration Notice is given prior to the effective date of the Amended Plan, then the Company shall provide the following information to the Holders on or prior to five (5) Business Days prior to the Effective Date of the Shelf Registration Statement: (a) for each class under the Amended Plan receiving shares of New Common Stock, the approximate number of shares of New Common Stock that a holder of $1,000 in Allowed Claims (as defined in the Amended Plan) of such class would receive on the effective date of the Amended Plan and (b) for each series of notes under the Prepetition Indenture (as defined in the Amended Plan), the approximate number of shares of New Common Stock that a holder of $1,000 in principal amount of such series would receive on the effective date of the Amended Plan.

The Company shall include in the Shelf Registration Statement the information from the completed Questionnaire and such other Selling Holder Information, if any, received by the Company at least three Business Days prior to the initial Effective Date of the Shelf Registration Statement and the Prospectus, as necessary in a manner so that upon such effectiveness of the Shelf Registration Statement the Holder shall be named as a selling securityholder and be permitted to deliver (or be deemed to deliver) such Prospectus to purchasers of the Registrable Securities in accordance with applicable law. From and after the date that the Shelf Registration Statement initially becomes effective, upon receipt of a completed Questionnaire (including any updated Questionnaire) and such other Selling Holder Information (including any updated Selling Holder Information) that the Company may reasonably request in writing (including any amendments to any prior Questionnaire or Selling Holder Information), if any, but in any event within 10 Business Days after the Company receives the completed Questionnaire and such other Selling Holder Information, if any, the Company shall use its reasonable best efforts to file any amendments or supplements to the Shelf Registration Statement or Prospectus or the documents incorporated by reference therein necessary for such Holder to be named as a selling securityholder and permit such Holder to deliver (or be deemed to deliver) the Prospectus to purchasers of the Registrable Securities (subject to the Company’s rights during a Blackout Period). Holders that do not deliver a completed written Questionnaire and such other information, as provided for in this Section 3.2(a), shall not be named as selling securityholders in the Prospectus until such Holder delivers such information and the appropriate notice and other periods called for by this Agreement shall have elapsed. If the Company shall file a post-effective amendment to the Shelf Registration Statement, it shall use reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is reasonably practicable and notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to this Article III. If such Selling Holder Information is delivered during a Blackout Period, the Company shall so inform the Holder delivering such Selling Holder Information and shall take the actions set forth in this Section 3.2(a) upon expiration of the Blackout Period as though such Holder’s Selling Holder Information had been delivered on the expiration date of such Blackout Period.

(b) Any Holder may, by written notice to the Company, request that the Company take any commercially reasonable steps necessary to assist and cooperate with such Holder to facilitate a Holder Shelf Offering, including by amending the Shelf Registration Statement and/or supplementing the Prospectus, subject to the provisions of this Agreement. Such written notice shall specify the number of shares of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof.

(c) At any time and from time to time after the Shelf Registration Statement becomes effective, any Holder may request in writing that the Company file a supplement to the Prospectus, or to the extent that it may be required, a post-effective amendment to the Shelf Registration Statement, in order to update such Holder’s Selling Holder Information (which written request shall be addressed to the Company, shall state that the request is for a supplement or post-effective amendment pursuant to this Section 3.2(c) and shall specify the Holder’s updated Selling Holder Information). The Company shall file a supplement or post-effective amendment covering such requesting Holder’s or Holders’ Registrable Securities requested to be registered as promptly as practicable after receipt of such request.

(d) No Person, other than the Holders as contemplated by this Agreement and Monsanto Company as contemplated by the Shelf Registration Statement and the Amended Plan, shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or include any securities to be sold using the Shelf Registration Statement or the Prospectus.

ARTICLE IV.

UNDERWRITTEN OFFERINGS

Section 4.1  Right to Underwritten Offerings.  Following the Effective Date of the Shelf Registration Statement, any Holder or Holders (collectively, the “Demanding Holders”) shall have the right to request by delivery of a written notice to the Company (a “Shelf Underwritten Demand Notice”), that the Company effect an Underwritten Offering of all or a portion of the Registrable Securities included in the Shelf Registration Statement. Any such Shelf Underwritten Demand Notice must request an underwritten offering of Registrable Securities having an aggregate market value, based on the average per share closing price of the Registrable Securities as reported on the principal exchange or market on which the Common Stock is then traded over the 10 consecutive trading days prior to the date of the Shelf Underwritten Demand Notice, of not less than $25,000,000. Any prospectus supplement or other filing with the SEC including a plan or method of distribution of the securities subject to an Underwritten Offering pursuant to this Section 4.1 shall reflect the plan or method of distribution of such securities as shall be designated by the managing underwriter of the offering. The Company shall notify each other Holder of such request (by delivering a copy of such request to each such Holder) for registration and each other Holder may, by written notice to the Company given no later than 10 Business Days after the Company’s notice is given to such Holder (which notice shall specify (i) the then-current name and address of the Holder, (ii) the aggregate number of shares of Registrable Securities requested to be registered in such registration by such Holder or group of Holders, and (iii) the total number of shares of New Common Stock then held by such Holder), request that all or a part of such Holder’s Registrable Securities be included in such registration. The Company shall file with the SEC such amendments to the Shelf Registration Statement and such Prospectus supplements or other filings that are necessary in connection with the Underwritten Offering of the Registrable Securities subject to the Shelf Underwritten Demand Notice as promptly as practicable (and, in any event, by the applicable Filing Date) after receipt of such request, subject to Article VI.

Section 4.2  Underwritten Offering Procedures.

(a) No securities to be sold for the account of any Person (including the Company) other than a Holder shall be included in an Underwritten Offering pursuant to Section 4.1 if the managing underwriter of the Underwritten Offering relating thereto advises the Demanding Holders that the total amount of Registrable Securities requested to be registered, together with such other securities that the Company and any Other Stockholders propose to include in such offering is such as to adversely affect the successful marketing (including the pricing) of the securities included in such offering, in which case the Company shall include in such registration all Registrable Securities requested to be included therein, up to the full amount that, in the view of such managing underwriter can be sold without adversely affecting the success of such offering, before including any securities of any Person (including the Company) other than the Demanding Holders and the other Holders. If the number of shares to be included in any such offering is less than the aggregate number of Registrable Securities requested by Demanding Holders and the other Holders to be included therein, then the Registrable Securities to be included in such offering shall be allocated pro rata among such Demanding Holders and the other Holders on the basis of the number of Registrable Securities requested by Demanding Holders and the other Holders to be included therein.

(b) Holders of a majority of Registrable Securities to be included in any Underwritten Offering shall in their reasonable discretion and with the consent of the Company (which consent shall not be unreasonably withheld) select an investment banking firm of national standing to be the managing underwriter for any Underwritten Offering.

(c) If so requested (pursuant to a timely written notice) by the managing underwriter for the Underwritten Offering relating thereto, the Company shall not effect any underwritten public sale or distribution of any securities for its own account or the account of any Person not a party hereto that are the same as, or similar to, the Registrable Securities, or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, the Registrable Securities, during the 15-day period prior to, and during the 90-day period after, the date a Registration Statement or amendments thereof for such Underwritten Offering becomes effective (or if later, the date of pricing of the Underwritten Offering), as specified by the managing underwriter.

(d) If and to the extent requested by the managing underwriter for any Underwritten Offering, each Holder who “beneficially owns” (as such term is defined under and determined pursuant to Rule 13d-3 under the Exchange Act) 5% or more of the outstanding shares of New Common Stock that is a party to this Agreement shall agree with such managing underwriter (such agreement, a “Lock-Up”), for a period (the “Lock-Up Period”) beginning on a date not earlier than 5 Business Days prior to the date of pricing of such Underwritten Offering and ending not later than 90 days after the date of such pricing, to the effect that such Holder shall not directly or indirectly (i) offer, pledge, sell, contract to sell, grant any options for the sale of, seek the redemption of or otherwise transfer or dispose of (including pursuant to a registration statement) any shares of New Common Stock (or securities exchangeable or exercisable for any shares of New Common Stock) held by such Holder, (ii) enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of New Common Stock held by such Holder, whether any such aforementioned transaction is to be settled by delivery of shares of New Common Stock or such other securities, in cash or otherwise, or (iii) publicly disclose the intention to make any such offer, sale, pledge, transfer or disposition, or to enter into any such transaction, swap, hedge or other arrangement, so long as the directors and executive officers of the Company agree to such limits, except for any Holder that, not later than 5 days following receipt of written notice from the Company that the Company will be filing a Registration Statement within 15 days of such notice with respect to an Underwritten Offering, shall have irrevocably agreed by delivery of written notice to the Company to terminate all of its rights under this Agreement, including under any outstanding Shelf Registration Statement; provided, that neither this Section 4.2(d) nor any Lock-Up shall prohibit a Holder from exercising rights or complying with agreements entered into by such Holder prior to the commencement of such Lock-Up Period or prevent such Holder from selling pursuant to such Underwritten Offering; and provided further, that with respect to any Holder that is a broker-dealer or an affiliate of a broker-dealer, the provisions of any Lock-Up shall not apply to any transactions effected for or on behalf of any bona fide customer or client of such Holder (other than a customer or client who is a beneficial owner of the Registrable Securities held by such Holder).

(e) Notwithstanding anything to the contrary herein, the Company shall have no obligation to effect more than three (3) Underwritten Offerings in any 12-month period; provided, that, if such Underwritten Offering is terminated by any stop order, injunction, or other order of the SEC or if the conditions to closing specified in any underwriting agreement or any other agreement entered into in connection with such Underwritten Offering are not satisfied, other than by reason of some act or omission by a Selling Holder, such Underwritten Offering will be deemed not to have been in effect and will not count as an Underwritten Offering for purposes of the limitations in this Section 4.2(e).

ARTICLE V.

PIGGYBACK REGISTRATION

Section 5.1  Right to Piggyback.  If (i) the Shelf Registration Statement ceases to be effective at any time during the Required Period, (ii) there are Registrable Securities outstanding and (iii) the Company at any time proposes to file a registration statement under the Securities Act with respect to an offering (a “Piggyback Registration”) of any New Common Stock (other than a registration statement (a) on Form S-8 or any successor form thereto, (b) on Form S-4 or any successor form thereto or (c) relating solely to a transaction under Rule 145 under the Securities Act), whether or not for its own account, on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then the Company shall give prompt written notice (the “Piggyback Notice”) of such proposed filing to the Holders at least 10 Business Days before the anticipated filing date. The Piggyback Notice shall include the number of shares of New Common Stock proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution, any proposed managing underwriter and a good faith estimate by the Company of the proposed maximum offering price as such price is proposed to appear on the facing page of such registration statement. The Company shall, subject to Section 5.2, use its reasonable best efforts in order to provide the Holders with the opportunity to request to register such amount of Registrable Securities as each Holder may specify on the same terms and conditions as the registration of the Company’s or Other Stockholders’ securities, as the case may be (a “Piggyback Registration”). The Company shall use its reasonable best efforts to include in such Piggyback Registration all Registrable Securities for which the Company has received written requests for inclusion within 5 Business Days after delivery of the Piggyback Notice, subject to Section 5.2 and Section 7.2. The Company’s obligations under this Section 5.1 are subject to the provisions of Article VI.

Section 5.2  Priority on Piggyback Registrations.  If the Piggyback Registration is an Underwritten Offering, the Company shall use its reasonable best efforts to cause the managing underwriter of that proposed offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Registration to include all such Registrable Securities on the same terms and conditions as the registration of the Company’s securities. Notwithstanding the foregoing, if the managing underwriter of such Underwritten Offering advises the Company and the Selling Holders in writing that, in its view, the total amount of shares of New Common Stock that the Company, such Holders and any Other Stockholders propose to include in such offering is such as to adversely affect the successful marketing (including the pricing) of the securities included in such Underwritten Offering, then:

(i) if such Piggyback Registration is a primary registration by the Company for its own account, the Company shall include in such Piggyback Registration: (A) first, up to the full amount of (1) Registrable Securities requested to be included in such Piggyback Registration by the Holders pursuant to Section 5.1 hereof and (2) Registrable Securities to be included in such registration by Holders (as the capitalized terms used in this clause (2) are defined in the Monsanto Registration Rights Agreement), allocated among such Holders (as defined herein and in the Monsanto Registration Rights Agreement) on a pro rata basis based on the amount of securities requested to be included in such Piggyback Registration or registration, as the case may be; (B) second, up to the full amount of securities to be offered by the Company, and (C) third, up to the full amount of securities requested to be included in such Piggyback

Registration by any Other Stockholders in accordance with the priorities, if any, then existing among the Company and the Other Stockholders so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the successful marketing (including pricing) of the securities included in such Underwritten Offering; and

(ii) if such Piggyback Registration is an underwritten secondary registration for the account of holders of securities of the Company, the Company shall include in such registration: (A) first, up to the full amount of (1) Registrable Securities requested to be included in such Piggyback Registration by the Holders pursuant to Section 5.1 hereof and (2) Registrable Securities to be included in such registration by Holders (as the capitalized terms used in this clause (2) are defined in the Monsanto Registration Rights Agreement), allocated among such Holders (as defined herein and in the Monsanto Registration Rights Agreement) on a pro rata basis based on the amount of securities requested to be included in such Piggyback Registration or registration, as the case may be; (B) second, up to the full amount of securities of the Persons exercising “demand” registration rights requested to be included therein; (C) third, up to the full amount of securities proposed to be included in the registration by the Company; and (D) fourth, up to the full amount of securities requested to be included in such Piggyback Registration by the Other Stockholders in accordance with the priorities, if any, then existing among the Company and the Other Stockholders so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Underwritten Offering.

Section 5.3  Withdrawal of Piggyback Registration.

(a) If at any time after giving the Piggyback Notice and prior to the effective date of the Registration Statement filed in connection with the Piggyback Registration, the Company determines for any reason not to register or to delay the Piggyback Registration, the Company may, at its election, give notice of its determination to all Holders, and in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with the abandoned Piggyback Registration, without prejudice.

(b) Any Holder of Registrable Securities requesting to be included in a Piggyback Registration may withdraw its request for inclusion by giving written notice to the Company of its intention to withdraw from that registration, provided,however, that (i) the Holder’s request be made in writing and (ii) the withdrawal shall be irrevocable and, after making the withdrawal, a Holder shall no longer have any right to include its Registrable Securities in that Piggyback Registration.

(c) An election by the Company to withdraw a Piggyback Registration under this Section 5.3 shall not be deemed to be a breach of the Company’s obligations with respect to such Piggyback Registration.

ARTICLE VI.

BLACKOUT PERIOD

Section 6.1  Shelf Registration and Piggyback Registration Blackout.  Notwithstanding any other provision of this Agreement to the contrary, if the President and Chief Executive Officer of the Company determine in good faith, as evidenced by a signed certificate attesting to same, that the registration and distribution of Registrable Securities (a) would materially impede, delay or interfere with, or require premature disclosure of, any material financing, offering, acquisition, corporate reorganization or other significant transaction, or any negotiations, discussions or pending proposals with respect thereto, involving the Company or any of its Subsidiaries or (b) would require disclosure of non-public material information, the disclosure of which would materially and adversely affect the Company, the Company shall (i) be entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement and/or the use of any resale Prospectus for a reasonable period of time not to exceed 60 days and (ii) promptly give the Holders notice of such postponement or suspension (which notice need not specify the nature of the event giving rise to such suspension).

Section 6.2  Blackout Period Limits.  Notwithstanding anything contained in this Article VI to the contrary, the Company (i) shall not be entitled to more than four Blackout Periods during any consecutive 12-month period, and in no event shall the number of days included in all Blackout Periods during any consecutive 12-month period exceed an aggregate of 60 days and (ii) in no event shall the Company be entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement and/or the use of any resale Prospectus included in a Registration Statement pursuant to this Article VI unless it postpones or suspends during the Blackout Period the effectiveness of any registration statements required pursuant to the registration rights of the Other Stockholders. In the event of the occurrence of any Blackout Period, during the Required Period, the Required Period shall be extended by the number of days during which such Blackout Period is in effect.

ARTICLE VII.

PROCEDURES AND EXPENSES

Section 7.1  Registration Procedures.  In connection with the Company’s registration obligations pursuant to Articles III, IV and V, the Company shall use its reasonable best efforts to effect such registrations to permit the sale of Registrable Securities by a Selling Holder in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as promptly as reasonably practicable (to the extent such obligation has not already been fulfilled):

(a) prepare and file with the SEC a Registration Statement on an appropriate form under the Securities Act available for the sale of the Registrable Securities by the Selling Holders in accordance with the intended method or methods of distribution thereof; provided, however, that the Company shall before filing, furnish to one firm of counsel for the Selling Holders (selected by the Holders of a majority of the Registrable Securities in accordance with Section 7.4) and the managing underwriter, if any, within a reasonable period of time prior to the filing thereof with the SEC to afford to such counsel, the Selling Holders, the managing underwriter and its counsel a reasonable opportunity for review, copies of the Registration Statement or Prospectus proposed to be filed, and reflect in each such document, when so filed with the SEC, such written comments as such counsel to the Selling Holders and the managing underwriter may reasonably propose;

(b) furnish, at its expense, to the Selling Holders such number of conformed copies of the Registration Statement and each amendment thereto, of the Prospectus and each supplement thereto, and of such other documents as the Selling Holders reasonably may request in writing from time to time;

(c) subject to Article VI, prepare and file with the SEC any amendments and post-effective amendments to the Registration Statement as may be necessary and any supplements to the Prospectus as may be required or appropriate, in the view of the Company and its counsel, by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act to keep the Registration Statement effective until the earlier of (i) such time as all shares of New Common Stock covered by the Registration Statement cease to be Registrable Securities and (ii) the termination of the Required Period (giving effect to any extensions thereof pursuant to Section 6.2 or Section 7.3);

(d) promptly following its actual knowledge thereof (but in any event within one Business Day), notify the Selling Holders and the managing underwriter, if any, in writing:

(i) when a Registration Statement, Prospectus, Issuer Free Writing Prospectus or any supplement or amendment has been filed and, with respect to a Registration Statement (including but not limited to the Shelf Registration Statement) or any post-effective amendment, when the same has become effective;

(ii) of any comments or inquiries by the SEC or any request by the SEC or any other governmental authority for amendments or supplements to a Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information (and to furnish the Selling Holders with copies of any correspondence related thereto);

(iii) of the issuance by the SEC or any other governmental authority of any stop order or order preventing or suspending the effectiveness of a Registration Statement or the use of any Prospectus or the initiation or threatening of any proceedings for that purpose;

(iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification or exemption from qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) of the occurrence of any event during the period a Registration Statement is effective which makes any statement made in the Registration Statement or the Prospectus or any Issuer Free Writing Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement, Prospectus or Issuer Free Writing Prospectus so that such Registration Statement, Prospectus or Issuer Free Writing Prospectus shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this Section 7.1(d)(v) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or an appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of a material fact or omitting to state a material fact necessary to make the statements therein or in light of the circumstances under which they were made, not misleading);

(vi) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be required by applicable law (in which case the Company shall file the same as soon as practicable after such determination and use its reasonable best efforts to cause the same to become effective as soon as practicable following filing);

(e) use its reasonable best efforts to prevent the issuance of or obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable date or, if any such order or suspension is made effective during any Blackout Period, at the earliest practicable date after the Blackout Period;

(f) prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify, or cooperate with the Holders holding a majority of the Registrable Securities, or counsel retained by the Selling Holders’ in accordance with Section 7.4, the managing underwriter, if any, and its counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as such counsel for the Selling Holders covered by a shelf Registration Statement or the managing underwriter of an Underwritten Offering of Registrable Securities reasonably requests in writing and do such other acts and things as may be reasonably necessary to maintain each such registration or qualification (or exemption therefrom) effective during the Required Period for such Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction in which it is not then so qualified or take any action which would subject it to general service of process or taxation in any jurisdiction in which it is not then so subject;

(g) subject to Article VI, as promptly as reasonably practicable after the occurrence of any event contemplated by Sections 7.1(d)(v) or 7.1(d)(vi) hereof, use its reasonable best efforts to prepare (and furnish at its expense, subject to any notice by the Company in accordance with Section 7.1(d), to the Selling Holders a reasonable number of copies of) a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus (including by means of an Issuer Free Writing Prospectus), or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus or Issuer Free Writing Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h) enter into such agreements (including an underwriting agreement containing representations and warranties and indemnity and contribution provisions of the type made in customary underwriting agreements for an underwritten public offering), in usual and customary form, and take such other actions as may be reasonably requested by the Selling Holders or the managing underwriter, if any, to expedite the offer for sale or disposition of the Registrable Securities, and in connection therewith, upon such request and upon the date of closing of any sale of Registrable Securities in such Underwritten Registration:

(i) use its reasonable best efforts to obtain opinions of counsel to the Company (such counsel being reasonably satisfactory to the managing underwriter, if any) and updates thereof covering matters customarily covered in opinions of counsel in connection with Underwritten Offerings, addressed to each Selling Holder and the managing underwriter, in each case which opinion and updates thereof shall each state that it is being delivered at the request of the Company and solely in order to assist the Selling Holders and the managing underwriter in establishing a “due diligence” defense;

(ii) use its reasonable best efforts to obtain customary “comfort” letters from the independent registered public accountants of the Company (to the extent deliverable in accordance with their professional standards) addressed to the Selling Holder (to the extent consistent with Statement on Auditing Standards No. 100 of the American Institute of Certified Public Accountants) and the managing underwriter, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with Underwritten Offerings; and

(iii) provide officers’ certificates and other customary closing documents customarily delivered in connection with Underwritten Offerings and any reasonably requested by the managing underwriter, if any;

provided that the Company shall only be required to comply with this clause (h) in connection with an Underwritten Offering and on the initial Effective Date of any Registration Statement.

(i) upon reasonable notice and at reasonable times during normal business hours, make reasonably available for inspection by a representative of each Selling Holder, one firm of counsel for the Selling Holders retained in accordance with Section 7.4, the managing underwriter, if any, participating in any disposition of Registrable Securities and its counsel and any single accountant retained by the Selling Holders or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the appropriate officers, directors and employees of the Company to make reasonably available for such inspection all such relevant information reasonably requested in writing by them in connection with the Registration Statement as is customary for “due diligence” investigations of the type, nature and extent appropriate for an offering of the type contemplated; provided that such Persons shall first agree in writing with the Company that any information that is reasonably designated by the Company as confidential at the time of delivery shall be kept confidential by such Persons and shall be used solely for the purposes of exercising rights under this Agreement and such Person shall not engage in trading any securities of the Company until such material non-public information becomes publicly available, except nothing in such writing shall restrict (i) disclosure of such information if it is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information if it is required by law (including any disclosure requirements pursuant to federal or state securities laws in connection with any disposition of Registrable Securities), (iii) sharing information with other underwriters, agents or dealers participating in the disposition of any Registrable Securities, subject to the execution by such other underwriters, agents or dealers of reasonable non-disclosure agreements with the Company and (iv) using any such documents or other information in investigating or defending itself against claims made or threatened by purchasers, regulatory authorities or others in connection with the disposition of any Registrable Securities.

(j) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC relating to such registration and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this Section 7.1(j) if it has satisfied the provisions of Rule 158 under the Securities Act (or any similar rule promulgated under the Securities Act);

(k) use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement if the New Common Stock is then listed on the NYSE or quoted on the NASDAQ to continue to be so listed or quoted for a reasonable period of time after the offering;

(l) use its reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities;

(m) use its reasonable best efforts to provide such information as may be reasonably required for any filings required to be made by the Selling Holders or managing underwriter, if any, with the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the offering under any Registration Statement of the Registrable Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and, upon the written request of the Holders of a majority of the Registrable Securities, shall use its reasonable best efforts to cooperate in connection with any filings required to be made with the NASD in that regard on or prior to the filing of any Registration Statement; and

(n) use its reasonable best efforts to assist Holders in the marketing of such Registrable Securities (including without limitation, having officers of the Company attend “road shows” for Underwritten Offerings and analyst or investor presentations and rating agency presentations and such other selling or informational activities requested by the Holders of a majority of the Registrable Securities or the managing underwriter for such Offerings upon reasonable prior notice and subject to reasonable scheduling flexibility; provided, however, that officers of the Company will not be required to attend more than one series of road shows in any 120 day period; provided, further, that to the extent that any Underwritten Offering is suspended or postponed for any reason not caused by the Holders and then subsequently re-instated, any previous attendance by officers of road shows relating to such Underwritten Offering shall not excuse the officers of the Company from attending subsequent road shows relating to such Underwritten Offering for purposes of this Section 7.1(n), regardless if such subsequent road shows are within 120 days of the previous road shows.

Section 7.2  Information from Holders; Holders’ Obligations.

(a) It shall be a condition precedent to the obligations of the Company to include the Registrable Securities of any Selling Holder in any Registration Statement or Prospectus, as the case may be, that such Selling Holder shall take the actions described in this Section 7.2.

(b) Each Selling Holder that has requested inclusion of its Registrable Securities in any Registration Statement shall furnish to the Company (as a condition precedent to such Holder’s participation in such registration) a completed Questionnaire. Each Holder agrees promptly to furnish to the Company in writing all information required to be disclosed in order to make the information previously furnished to the Company by such Holder, in light of the circumstances under which it was made, not misleading, any other information regarding such Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Prospectus or Registration Statement under applicable law or pursuant to SEC comments and any information otherwise reasonably required by the Company to comply with applicable law or regulations.

(c) Each Selling Holder shall promptly (i) following its actual knowledge thereof, notify the Company of the occurrence of any event that makes any statement made in a Registration Statement, Prospectus, Issuer Free Writing Prospectus or other Free Writing Prospectus regarding such Selling Holder untrue in any material respect and that requires the making of any changes in a Registration Statement, Prospectus or Free Writing Prospectus so that, in such regard, it shall not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements regarding such Selling Holder, in light of the circumstances under which they were made, not misleading and (ii) provide the Company with such information as may be required to enable the Company to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such Prospectus or Free Writing Prospectus.

(d) With respect to any Registration Statement for an Underwritten Offering, the inclusion of a Holder’s Registrable Securities therein shall be conditioned, at the managing underwriter’s request, upon the execution and delivery by such Holder of an underwriting agreement; provided that the underwriting agreement is in customary form and reasonably acceptable to Company and the Holders of a majority of the Registrable Securities to be included in the Underwritten Offering.

(e) Each Selling Holder shall use reasonable best efforts to cooperate with the Company in preparing the applicable registration.

(f) Each Selling Holder agrees that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto unless such Holder has furnished the Company with the Questionnaire and Selling Holder Information relating to such Holder.

(g) Certain legal consequences arise from being named as a selling securityholder in a registration statement and related prospectus. Accordingly, each Selling Holder acknowledges that it has been advised to consult its own independent securities law counsel regarding the consequences of demanding or requesting registration of Registrable Securities hereunder or being named or not being named as a selling securityholder in the Registration Statement and related Prospectus.

(h) Each Selling Holder shall keep confidential that the Company has exercised its rights under Article VI and shall keep confidential any other information provided by the Company in connection with this Agreement that such Selling Holder reasonably believes is confidential or that is reasonably designated by the Company as confidential at the time of delivery, except nothing shall restrict (i) disclosure of such information if it is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information if it is required by law (including any disclosure requirements pursuant to federal or state securities laws in connection with any disposition of Registrable Securities), (iii) sharing information with underwriters, agents or dealers participating in the disposition of any Registrable Securities, subject to the execution by such other underwriters, agents or dealers of reasonable non-disclosure agreements with the Company, (iv) using any such documents or other information in investigating or defending itself against claims made or threatened by purchasers, regulatory authorities or others in connection with the disposition of any Registrable Securities.

Section 7.3  Suspension of Disposition.

(a) Each Selling Holder agrees by acquisition of a Registrable Security that, upon receipt of any written notice from the Company of the occurrence of any event of the type described in Sections 7.1(d)(ii), 7.1(d)(iii), 7.1(d)(iv), 7.1(d)(v) or 7.1(d)(vi), such Holder shall discontinue disposition of Registrable Securities covered by a Registration Statement, Prospectus or Free Writing Prospectus and suspend use of such Prospectus or Free Writing Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7.1(g) or until it is advised by the Company in writing that the use of the applicable Prospectus or Free Writing Prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Free Writing Prospectus. In the event the Company shall give any such notice, the Required Period shall be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each Selling Holder of Registrable Securities covered by such Registration Statement has received (i) the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 7.1(g) or (ii) the advice referenced in this Section 7.3(a).

(b) Each Selling Holder shall be deemed to have agreed that, upon receipt of any notice from the Company contemplated by Section 6.1, such Selling Holder shall discontinue disposition of Registrable Securities covered by a Registration Statement, Prospectus or Free Writing Prospectus and suspend use of such Prospectus or Free Writing Prospectus until the earlier to occur of the Holder’s receipt of (i) copies of a supplemented or amended Prospectus or Issuer Free Writing Prospectus and (ii)(A) written notice from the Company that the use of the applicable Prospectus or Issuer Free Writing Prospectus may be resumed and (B) copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Issuer Free Writing Prospectus; provided, however, that in no event shall the number of days during which the offer and sale of Registrable Securities is discontinued pursuant to this Section 7.3(b) during any consecutive 12-month period, together with any other Blackout Periods in such consecutive 12-month period, exceed an aggregate of sixty (60) days. In the event the Company gives any such notice contemplated by Section 6.1, the period of time for which a Registration Statement must remain effective pursuant to this Agreement shall be extended by the number of days during the time period from and including the date of giving of such notice to and including the date when each Selling Holder of Registrable Securities covered by such Registration Statement receives (i) the supplemented or amended Prospectus or Issuer Free Writing Prospectus or (ii) written notice from the Company that use of the applicable Prospectus or Issuer Free Writing Prospectus may resume.

(c) If so requested by the Company, each Holder shall deliver to the Company all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession or as may be required to be retained in accordance with applicable law, of the Prospectus covering such Registrable Securities that was current at the time of receipt of notice from the Company of any suspension contemplated by this Section 7.3.

Section 7.4  Registration Expenses.

(a) Without limiting any of the obligations in the Commitment Agreement or Article VIII hereof, all fees and expenses incurred by the Company in complying with Articles III, IV and V and Section 7.1 (“Registration Expenses”) shall be borne by the Company. These fees and expenses shall include without limitation (i) all registration, filing and qualification fees, including fees made with the NASD, (ii) printing, duplicating and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) fees and expenses of complying with state securities or “blue sky” laws (including the reasonable, documented fees and expenses of the counsel specified in Section 7.4(b) in connection therewith), (v) fees and disbursements of all independent registered public accountants referred to in Section 7.1(h)(ii) (including the expenses of any special audit and “comfort” letters required by or incident to such performance) and (vi) fees and expenses in connection with listing the Registrable Securities on the NYSE or quoting the Registrable Securities on the NASDAQ or any other exchange or automated trading system in accordance with the other terms of this Agreement.

(b) The Company shall also reimburse or pay, as the case may be, the reasonable fees and reasonable out-of-pocket expenses of one law firm (which shall be a nationally recognized law firm experienced in securities law matters) retained by the Holders within 30 days of presentation of an invoice by such Holders (which law firm shall be selected (i) by Highland Crusader Holding Corporation (“Crusader”), if Crusader holds any of the Registrable Securities included in any applicable registration and (ii) by the Holders holding at least a majority of the Registrable Securities included in the applicable registration, if Crusader does not hold any of the Registrable Securities included in any applicable registration). Notwithstanding the foregoing, the Company agrees that until the Effective Date of the Shelf Registration Statement, all Transaction Expenses (as defined in the Commitment Agreement), including any expenses incurred by any Holder or its advisors with respect to the Shelf Registration Statement, shall be paid by the Company in accordance with Section 2(d) of the Commitment Agreement.

(c) Notwithstanding anything contained herein to the contrary, all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities shall be borne by the Holder owning such Registrable Securities.

ARTICLE VIII.

INDEMNIFICATION

Section 8.1  Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Holder of Registrable Securities that are included in a Registration Statement pursuant to this Agreement, such Holder’s Affiliates, and their respective officers, directors, employees, partners and agents, and each

Person, if any, who controls any such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and any underwriter (as defined in the Securities Act), selling agent or other securities professional for such Holder that facilities the disposition of Registrable Securities for such Holder, and any Person who controls such underwriter, selling agent or other securities professional within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Holder Indemnified Person”), from and against, and agrees to reimburse each Holder Indemnified Person with respect to, any and all losses, claims, damages, liabilities and expenses (including without limitation, subject to Section 8.3, the reasonable legal fees and other reasonable out-of-pocket expenses incurred in investigating, responding to or defending against any claim, challenge, litigation, investigation or proceeding, including without limitation, all costs of appearing as a witness in any claim, challenge, litigation, investigation or proceeding) (collectively, “Damages”) based upon, arising out of or resulting from, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, Preliminary Prospectus or Issuer Free Writing Prospectus, relating to the Registrable Securities, or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary, in light of the circumstances under which they were made, to make the statements therein not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities, the Exchange Act or any federal or state securities law in connection with any Registration Statement, Prospectus, Preliminary Prospectus or Issuer Free Writing Prospectus, relating to the Registrable Securities, or any amendment thereof or supplement thereto; provided, however, that the Company shall not be liable in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or omission or alleged untrue statement or alleged omission made in such Registration Statement, Prospectus, Preliminary Prospectus or Free Writing Prospectus, or any amendment thereof or supplement thereto, in strict conformity with information relating to any Holder furnished to the Company in writing by such Holder or Holder Indemnified Person expressly for use therein.

Section 8.2  Indemnification by Holders.  Each Holder agrees, severally and not jointly, to indemnify and hold harmless, the Company, the Company’s Affiliates, and their respective officers, directors, employees, partners and agents, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Company Indemnified Person”), from and against, and to reimburse each Company Indemnified Person with respect to, any and all Damages, based upon, arising out of or resulting from, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, Preliminary Prospectus or Issuer Free Writing Prospectus, relating to the offer and sale of Registrable Securities, or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary, in light of the circumstances under which they were made, to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such untrue statement or omission or alleged untrue statement or alleged omission was made in such Registration Statement, Prospectus, Preliminary Prospectus or Free Writing Prospectus, or any amendment thereof or supplement thereto, in strict conformity with information relating to any Holder furnished to the Company in writing by such Holder or Holder Indemnified Person expressly for use therein and (ii) any violation or alleged violation by such Holder of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities, the Exchange Act or any federal or state securities law in connection with any Registration Statement, Prospectus, Preliminary Prospectus or Issuer Free Writing Prospectus, relating to the Registrable Securities, or any amendment thereof or supplement thereto; provided, however, the liability of each Holder will be in proportion to, and such liability will be limited to, the gross amount received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement; provided, further, that a Holder shall not be liable in any case to the extent that prior to the filing of any such Registration Statement, Prospectus, Preliminary Prospectus or Free Writing Prospectus, or any amendment thereof or supplement thereto, such Holder has furnished in writing to the Company, information expressly for use in, and within a reasonable period of time prior to the effectiveness of, such Registration Statement, Prospectus, Preliminary Prospectus or Free Writing Prospectus, or any amendment thereof or supplement thereto which corrected or made not misleading information previously provided to the Company.

Section 8.3  Conduct of Indemnification Proceedings.  If any claim, challenge, litigation, investigation or proceeding (including any governmental or regulatory investigation) shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of Section 8.1 or Section 8.2, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Person”) in writing; provided that (i) the omission to so notify the Indemnifying Person shall not relieve it from any liability that it may have hereunder except to the extent it has been materially prejudiced by such failure and (ii) the omission to so notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than on account of this Article VIII. In case any such claim, challenge, litigation, investigation or proceeding is brought against any Indemnified Person and it notifies the Indemnifying Person of the commencement thereof, the Indemnifying Person shall be entitled to participate therein and, to the extent that it may elect by written notice delivered to such Indemnified Person, to assume the defense thereof and retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person as contemplated by the preceding sentence or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Holders and such control Persons of the Holders shall be designated in writing by the Holders and any such separate firm for the Company, the directors and officers of the Company and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any pending or threatened proceeding effected without its prior written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify in accordance with, and subject to the limitations of, Section 8.1 and Section 8.2 above, as the case may be, any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld), effect any settlement of any pending proceeding in respect of which any Indemnified Person is a party or of any threatened proceeding in respect of which any Indemnified Person could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional release of such Indemnifi ed Person from all liability on claims that are the subject matter of such proceeding and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

Section 8.4  Contribution, etc.

(a) If the indemnification provided for in this Article VIII is held by a court of competent jurisdiction to be unavailable to an Indemnified Person or insufficient in respect of any Damages referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder on the other hand with respect to the sale by such Holder of Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of such Holder on the other in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total value received or proposed to be received (before deducting expenses) by the Company pursuant to the sale of New Common Stock contemplated by the Commitment Agreement.

Benefits received by any Holder shall be deemed to be equal to the value to such Holder of having the offer and sale of the Registrable Securities registered under the Securities Act. The relative fault of the Company on the one hand and such Holder on the other shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder and the parties’ relevant intent, knowledge, information and opportunity to correct or prevent such statement or omission.

(b) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Article VIII were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to in this Section 8.4. The amount paid or payable by an Indemnified Person as a result of Damages referred to in this Section 8.4 shall be deemed to include, subject to the limitations set forth in Sections 8.1, 8.2 and 8.3 above, any reasonable legal or other reasonable out-of-pocket expenses incurred by such Indemnified Person not otherwise reimbursed in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VIII, in no event shall any Holder be required to contribute any amount in excess of the amount by which the gross amount received by such Holder with respect to its sale of Registrable Securities pursuant to any Registration Statement exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(c) The remedies provided for in this Article VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

(d) The indemnity and contribution agreements contained in this Article VIII shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder Indemnified Person or by or on behalf of any Company Indemnified Person and (iii) the sale by a Holder of Registrable Securities covered by any Registration Statement.

ARTICLE IX.

FREE WRITING PROSPECTUSES

Except a Prospectus, an Issuer Free Writing Prospectus or other materials prepared by the Company, each Holder represents and agrees that it (i) shall not make any offer relating to the Registrable Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus, and (ii) has not distributed and will not distribute any written materials in connection with the offer or sale of New Common Stock, in each case without the prior written consent of the Company and, in connection with any Underwritten Offering, the underwriters. The Company represents and agrees that it shall not make any offer relating to the Registrable Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus in connection with the offer or sale of Registrable Securities without the prior written consent of the Holders of a majority of the Registrable Securities that are registered under the Registration Statement to be included in an Underwritten Offering and, in connection with any Underwritten Offering, the underwriters.

ARTICLE X.

RULE 144

With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of Registrable Securities to the public without registration, the Company agrees to (a) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; (b) upon written request of any Holder of Registrable Securities, furnish to such Holder promptly a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act, and such other reports and documents as any Holder reasonably may request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any Registrable Securities without registration; and (c) take such other actions as may be reasonably required by the Company’s transfer agent to consummate any distribution of Registrable Securities that may be permitted in accordance with the terms and conditions of Rule 144.

ARTICLE XI.

PRIVATE PLACEMENT

Except for Section 4.2(d), the Company agrees that nothing in this Agreement shall prohibit the Holders, at any time and from time to time, from selling or otherwise transferring Registrable Securities pursuant to a private placement or other transaction which is not registered pursuant to the Securities Act. To the extent requested by a Holder, the Company shall take all reasonable steps necessary to assist and cooperate with such Holder to facilitate such sale or transfer, including providing due diligence access to potential purchasers, and entering into a private placement agreement containing customary representations and warranties, indemnifications, opinions and other typical closing conditions.

ARTICLE XII.

MISCELLANEOUS

Section 12.1  Notices.  All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given by (and shall be deemed to have been duly given) as follows: (i) at the time delivered by hand, if delivered personally; (ii) when sent via facsimile (with confirmation); (iii) 5 Business Days after being deposited in the mail, if sent postage prepaid, by registered or certified mail (return receipt requested); or (iv) on the next Business Day, if timely delivered to an express courier guaranteeing overnight delivery (with confirmation). Notices shall be directed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a) If to the Company:

Solutia Inc.
575 Maryville Centre Drive
P.O. Box 66760
St Louis, Missouri
Attention: General Counsel
Fax: (314) 674-8703

with a copy to:

Kirkland & Ellis LLP 153 East 53rd Street New York, New York 10022-4611 Attention:	Thomas W. Christopher Jonathan S. Henes Fax: (212) 446-4900

(b) If to any Holder to the address and facsimile number set forth on the signature pages hereto, or the signature page of any Joinder Agreement executed and delivered pursuant to Section 12.3:

with a copy to:

Haynes and Boone, LLP
901 Main St., Suite 3100
Dallas, TX 75202
Attention: Janice V. Sharry
Fax: (214) 200-0620

Section 12.2  Severability.  If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

Section 12.3  Assignment; Certain Specified Third Party Beneficiaries.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by a Holder to any third party who purchases or is otherwise a permitted transferee of such Registrable Securities from the Holder, unless (i) such transferee shall receive from the transferring Holder at least 100,000 shares of Common Stock, (ii) such transferee of the Registrable Securities that is not a party to this Agreement shall have executed and delivered to the Company a properly completed joinder agreement (“Joinder Agreement”) substantially in the form of Exhibit B, and (iii) the Holder selling the Registrable Securities shall have delivered to the Company written notice of such transfer setting forth the name of such Holder, the name and address of the transferee and the number of Registrable Securities that shall have been so transferred. Notwithstanding the foregoing sentence, this Agreement and the rights, interests and obligations hereunder may be assigned, transferred or delegated by an Holder to any Affiliate of such Holder, provided that any such transferee or assignee assumes the obligations of such Holder hereunder and agrees in writing to be bound by the terms of this Agreement in the same manner as the Holder pursuant to a properly completed Joinder Agreement. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the parties hereto, their permitted successors and assigns and any Indemnified Person.

Section 12.4  Entire Agreement.  This Agreement (including the documents and instruments referred to in this Agreement) constitutes the entire agreement of the parties and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

Section 12.5  Waivers and Amendments.  This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument, (A) if prior to the effective date of the Amended Plan, signed by (i) the Company, and (ii) holders of a 66 2/3% of commitments under the Commitment Agreement, (B) if after the effective date of the Amended Plan, signed by (i) the Company, and (ii) Holders of a majority of the Registrable Securities. No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege pursuant to this Agreement, nor shall any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.

Section 12.6  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.

Section 12.7  Governing Law; Venue.  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. EACH PARTY TO THIS AGREEMENT IRREVOCABLY SUBMITS TO THE JURISDICTION OF, AND VENUE IN, THE DISTRICT COURTS OF THE UNITED STATES SITTING IN THE SOUTHERN DISTRICT OF NEW YORK OR THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

Section 12.8  Headings.  The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

Section 12.9  Specific Performance.  The parties acknowledge and agree that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy, and, accordingly, the parties agree that, in addition to any other remedies, each will be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting bond.

Section 12.10  Termination.  This Agreement may be terminated at any time by a written instrument signed by each of the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7.4 and Article VIII) shall terminate when there are no Registrable Securities outstanding.

Section 12.11  No Conflicting Rights.  The Company shall not, on or after the date hereof, grant any registration or similar rights to any Person which by their terms are not subordinate to or pari passu with the registration rights granted to the Holders in this Agreement or which conflict with or impair the rights granted hereby.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

SOLUTIA, INC.

By:
Name:

Title:

[Signature Page of Registration Rights Agreement]

LONGACRE FUND MANAGEMENT, L.L.C., as Investment Manager, on behalf of Longacre Master Fund, Ltd and Longacre Capital Partners (QP), L.P.

By:
Name: Steven Weissman
Title: Member

Address:
810 Seventh Avenue, 22nd Floor
New York, NY 10019
Attention: John Brecker
Fax: (212) 259-4304

[Signature Page of Registration Rights Agreement]

MERRILL LYNCH PIERCE, FENNER & SMITH INCORPORATED

By:
Name:     Ronald Torok

Title:	Director

Address:
4 World Financial Center
250 Vesey Street
New York, NY 10080
Attention: Chris Moon/Ron Torok
Fax: (212) 449-0769

[Signature Page of Registration Rights Agreement]

GMAM INVESTMENT FUNDS TRUST II
By: Murray Capital Management, Inc., its agent

By:
Name:     Scott V. Beechert

Title:	General Counsel & Chief Compliance Officer

RECAP INTERNATIONAL (MASTER) LTD.
By: Murray Capital Management, Inc., its agent

By:
Name:     Scott V. Beechert

Title:	General Counsel & Chief Compliance Officer

INSTITUTIONAL BENCHMARK SERIES (MASTER FEEDER) LTD., a segregated accounts company, solely with respect to the Muscida series.
By: Murray Capital Management, Inc., its agent

By:
Name:     Scott V. Beechert

Title:	General Counsel & Chief Compliance Officer

Address (for the above three entities):
c/o Murray Capital Management, Inc.
680 Fifth Avenue
New York, NY 10019
Attention: General Counsel
Fax: (212) 582-5525

[Signature Page of Registration Rights Agreement]

SOUTHPAW ASSET MANAGEMENT LP, as Investment Manager, on behalf of Southpaw Credit Opportunity Master Fund LP and GPC 76, LLC

By:
Name:     Kevin Wyman

Title:	Managing Member of General Partner-Southpow Holdings LLC

Address:
Southpaw Asset Management LP
4 Greenwich Office Park, 1st Floor
Greenwich, CT 06831
Attention: Arif Y. Gangat
Fax: (203) 862-6201

[Signature Page of Registration Rights Agreement]

UBS SECURITIES LLC

By:
Name:     Mark Lane

Title:	Managing Director

By:
Name:     Thomas A. Tormey

Title:	Director

Address:
677 Washington Boulevard
Stamford, CT 06901
Attention: Thomas A. Tormey
Fax: (203) 719-0207
W/ Copy To:
Fixed Income Legal
Fax: (203) 719-0680

[Signature Page of Registration Rights Agreement]

Exhibit A

SOLUTIA INC.

Form of Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner (the “Selling Securityholder”) of common stock (the “Registrable Securities”) of Solutia Inc. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of November 19, 2007 (the “Registration Rights Agreement”), among the Company and the Holders referred to therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

NOTICE

The undersigned Selling Securityholder of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against losses arising in connection with statements concerning the undersigned made in the Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Exh. A-1

QUESTIONNAIRE

1. Name.

(a) Full Legal Name of Selling Securityholder:

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c) Full Legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

(d) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:

Fax:

Email:

Contact Person:

3. Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4. Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes  ☐      No  ☐

Note: If yes, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b) If you are a registered broker-dealer, do you consent to being named as an underwriter in the Registration Statement?

Yes  ☐      No  ☐

(a) Are you an affiliate of a broker-dealer?

Yes  ☐      No  ☐

If yes, please identify the registered broker-dealer with whom the Selling Securityholder is affiliated and the nature of the affiliation:

(b) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐      No  ☐

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item 5, the undersigned Selling Securityholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Exh. A-2

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and at any time while the Registration Statement remains in effect.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner:

By:
Name:

Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Solutia Inc.
575 Maryville Centre Drive
P.O. Box 66760
St Louis, Missouri
Attention: General Counsel
Fax: (314) 674-8703

Exh. A-3

Exhibit B

FORM OF JOINDER AGREEMENT

The undersigned, being the transferee of [     ] shares of the common stock (the “Registrable Securities”), of Solutia Inc., a Delaware corporation (the “Company”), as a condition to obtaining the benefits of the Registration Rights Agreement dated as of November 19, 2007 initially among the Company and the Holders referred to therein (the “Registration Rights Agreement”), acknowledges that matters pertaining to the registration of such Registrable Securities is governed by the Registration Rights Agreement, and the undersigned hereby (1) acknowledges receipt of a copy of the Registration Rights Agreement, and (2) agrees to be bound by the provisions of the Registration Rights Agreement and undertakes to perform each obligation as if a “Holder” thereunder and an original signatory thereto in such capacity. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings ascribed thereto in the Registration Rights Agreement.

This Joinder Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard or giving effect to its principles of conflicts of law. This Joinder Agreement shall bind, and inure to the benefit of, the parties hereto and their respective devisees, heirs, personal and legal representatives, executors, administrators, successors and assigns.

[Remainder of Page Intentionally Left Blank]

Exh. B-1

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement this , 200 .

(Print Name of Transferee)

By:
Name:
Title:

Address and Facsimile Number for Notices:

Acknowledged and Agreed by:

SOLUTIA, INC.

By:
Name:

Title:

Exh. B-2